J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Growth Advantage Fund

(Class R6 Shares)

(a series of J.P. Morgan Mutual Fund Investment Trust)

(the “Fund”)

Supplement dated March 13, 2014

to the Prospectus dated December 23, 2013

The portfolio manager information for the Fund in the sections titled “Management” in the Fund’s “Risk/Return Summary” and “The Fund’s Management and Administration — The Portfolio Managers” is deleted in its entirety and replaced by the following:

JPMorgan Growth Advantage Fund

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Timothy Parton	2002	Managing Director

The Portfolio Managers

JPMorgan Growth Advantage Fund

The portfolio management team is led by Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-GA-R6-314